UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of report (Date of earliest event reported): June 16, 2006 (June 12, 2006)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Tennessee                   01-13031                62-1674303
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 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)

            111 Westwood Place, Suite 200
                 Brentwood, Tennessee                              37027
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       (Address of Principal Executive Offices)                  (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         On June 12, 2006, we closed our acquisition, through a newly-formed joint venture, of Freedom Village of Bradenton, a continuing care retirement community located in Bradenton, Florida. The aggregate purchase price for the acquired assets was $95 million plus the assumption of certain resident refund liabilities and other liabilities and customary transaction expenses.

         We consummated the acquisition through a joint venture formed with investors in a senior housing strategy fund managed by Prudential Real Estate Investors, the real estate investment management business of Prudential Financial, Inc. The joint venture is owned 20% by us and 80% by our joint venture partner. Capmark Bank provided the joint venture with $61.2 million of non-recourse mortgage debt financing for the transaction. The remainder of the purchase price was funded by proportional capital contributions from us and our joint venture partner. We have agreed to manage the independent living component of the community pursuant to a long-term management agreement and lease the health center (assisted living and skilled nursing components) from the joint venture.

         The loan from Capmark to the joint venture is evidenced by a loan agreement and a promissory note, and is secured by a mortgage lien on the community. The loan matures on June 9, 2009, and the joint venture has two one-year extension options. The outstanding principal balance of the loan will bear interest at a variable rate equal to LIBOR plus 2.50%. The joint venture will be required to make monthly payments of principal (based on a 30 year amortization schedule) plus interest through the scheduled maturity date. Although the loan is non-recourse, we guaranty certain customary "non-recourse carveouts" for the benefit of Capmark.

         We will act as the lessee of the skilled nursing and assisted living facility components of the community pursuant to a ten year, triple-net lease agreement with the joint venture. We will be required to make monthly base rental payments, percentage rent payments, and certain operating cost payments, such as taxes and insurance, and other customary payments of additional rent. Base monthly rent for the first year of the lease will be $153,333.33, and thereafter will increase by 2.5% annually. Percentage rent payments will equal 50% of all operating cash flow for each lease year, to the extent that such cash flow exceeds a predetermined amount, which is $100,000 for the first year, increasing by 2.5% each year thereafter. We will also make annual payments to the joint venture for capital replacements at the community, with the first payment equaling $50,000, and payments in subsequent years equaling the greater of (i) $300,000 or (ii) 2% of gross revenue for such year.

Risks Associated with Forward-Looking Statements
------------------------------------------------

         This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of us or our management, including, but not limited to, all statements regarding the formation of the joint venture and the consummation of the acquisition and the related financing, and all statements regarding our expectations concerning the future financial performance of the acquired communities and their effect on our financial performance. All forward-looking statements may be affected by certain risks and uncertainties, including without limitation the following: (i) our ability to successfully integrate the acquisition into our operations, (ii) our ability to resell units at the community, (ii) the risk that we will be unable to improve our results of operations, increase cash flow and reduce expenses, (iii) the risks associated with adverse market conditions of the senior housing industry and the United States economy in general, (iv) the risks associated with our debt and lease obligations, and (v) the risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2005 under the caption "Risk Factors" and in our other filings with the SEC.

         Should one or more of those risks materialize, actual results could differ materially from those forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could prove to be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our forecasts, expectations, objectives or plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Item 7.01.  Regulation FD Disclosure

         On June 16, 2006, we issued a press release describing the foregoing transaction. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

      (d)     Exhibits

              99.1   Press Release dated June 16, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 AMERICAN RETIREMENT CORPORATION


                                 By:   /s/ Bryan D. Richardson
                                       ----------------------------------------
                                       Bryan D. Richardson
                                       Executive Vice President - Finance
                                       and Chief Financial Officer

Date:  June 16, 2006

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                                  EXHIBIT INDEX
Exhibit
 Number        Description
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 99.1          Press Release dated June 16, 2006